Performance Commentary | February 2022

For February 2022, the AFL-CIO Housing Investment Trust (HIT) had a gross return of -1.09% and a net return of -1.12%. Its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (Barclays Aggregate or Index), reported a return of -1.12% for the month.

The performance data quoted represents past performance and is no guarantee of future results. Periods over one year are annualized. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance data may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance returns that HIT’s investors obtain. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Positive contributions to HIT’s relative performance vs. Barclays Aggregate included:

•	The portfolio’s ongoing yield advantage over the Barclays Aggregate. As of February 28, 2022, the HIT had a yield advantage of 9 basis points (bps).
•	The portfolio’s underweight to corporate bonds, the worst performing major sector in the Index on both an excess return and total return basis, posting a total return of -200 bps and an excess return of -124 bps for the month. The HIT does not invest in corporate bonds, whereas the sector comprised 24.9% of the Index as of February 2022.
•	The portfolio’s short relative duration versus the benchmark as rates sold off across the curve. The 2-, 5-, 7-, 10-, and 30-year rates increased by 25, 11, 7, 5, and 5 bps, respectively.
•	The portfolio’s overweight to the highest credit quality sector (i.e. AAA-rated) of the investment grade universe, whose excess returns were the highest among the four credit ratings buckets (AAA, AA, A and BBB) of the Barclays Aggregate. Those returns were -21, -68, -114, and -138 bps, respectively. The HIT has an overweight with respect to the Benchmark in high credit quality investments. Approximately 91.3% percent of the HIT portfolio was AAA-rated or carried a government or GSE guarantee, compared to 72.5% for the Barclays Aggregate at month end.
•	The portfolio’s underweight to agency-insured, fixed-rate single family mortgage-backed securities (SF MBS), the second worst performing major asset class in the benchmark on an excess return. The portfolio is underweight fixed rate SF MBS with a 12.1% allocation compared to 27.8% in the Barclays Aggregate.

Negative impacts to HIT’s relative performance included:

•	Performance by agency multifamily mortgage-backed securities (MBS) in the HIT’s portfolio as nominal spreads to Treasuries widened. FHA/Ginnie Mae permanent and construction/permanent loan certificates widened to Treasuries by approximately 12 and 24 bps, respectively. Nominal spreads on longer maturity

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February 2022 Portfolio Commentary

Fannie Mae DUS security structures also widened, with the benchmark 10/9.5s widening by approximately 24 bps. The HIT had 18.0% and 22.3% of its portfolio in FHA/Ginnie Mae loan certificates and fixed-rate single-asset Fannie Mae DUS securities, respectively. There were no such securities in the Barclays Aggregate.

•	The portfolio’s underweight to Treasuries, the best performing major asset class in the Index on an excess return basis during February. The HIT portfolio had a 6.1% allocation to the sector versus 39.6% in the Barclays Aggregate at month end.

Market Data

February 2022 Bond Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	-0.66%	0	6.98
Agencies	-0.66%	-16	3.93
Single family agency MBS (RMBS)	-0.97%	-48	4.84
Corporates	-2.00%	-124	8.25
Commercial MBS (CMBS)	-1.20%	-64	5.00
Asset-backed securities (ABS)	-0.63%	-25	2.28

Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	1/31/22	2/28/22	Change
1 Month	0.030%	0.048%	0.018%
3 Month	0.180%	0.292%	0.112%
6 Month	0.455%	0.620%	0.166%
1 Year	0.772%	0.975%	0.203%
2 Year	1.179%	1.432%	0.254%
3 Year	1.377%	1.622%	0.245%
5 Year	1.609%	1.718%	0.108%
7 Year	1.738%	1.806%	0.068%
10 Year	1.777%	1.825%	0.048%
20 Year	2.175%	2.242%	0.068%
30 Year	2.108%	2.161%	0.054%

Source: Bloomberg L.P.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

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February 2022 Portfolio Commentary

Portfolio Data as of February 28, 2022

Net Assets	$6,922.34 million
Portfolio Effective Duration	6.38 years	Convexity	0.201
Portfolio Average Coupon	2.52%	Maturity	10.66 years
Portfolio Yield to Worst[1]	2.43%	Portfolio Current Yield[1]	2.52%
Number of Holdings	938	Average Price[2]	100.14

Sector Allocations: 3

Multifamily Investments	79.14%	CMBS – Agency Multifamily*	68.39%
Agency Single-Family MBS	12.58%	Agency Single-Family MBS	12.58%
U.S. Treasury	6.07%	U.S. Treasury Notes/Bonds	6.07%
AAA Private-Label CMBS	1.19%	State Housing Permanent Bonds	4.66%
Cash & Short-Term Securities	1.02%	State Housing Construction Bonds	2.97%
		Direct Construction Loans	4.31%
		Cash & Short-Term Securities	1.02%
		*Includes multifamily MBS (57.32%), MF Construction MBS (9.88%), and AAA Private-Label CMBS (1.19%).

Quality Distribution: [3]
U.S. Government or Agency	86.82%
AAA	3.43%
AA	4.43%
A	0.00%
Not Rated	4.31%
Cash	1.02%

Portfolio Duration Distribution, by Percentage in Each Category: [3]				Maturity Distribution (based on average life):
Cash	1.02%	5-5.99 years	14.57%	0 – 1 year	2.88%
0-0.99 years	14.13%	6-6.99 years	9.17%	1 – 2.99 years	8.24%
1-1.99 years	4.62%	7-7.99 years	10.82%	3 – 4.99 years	8.04%
2-2.99 years	3.30%	8-8.99 years	8.10%	5 – 6.99 years	22.03%
3-3.99 years	5.06%	9-9.99 years	4.18%	7 – 9.99 years	46.68%
4-4.99 years	14.67%	Over 10 years	10.37%	10 – 19.99 years	9.14%
				Greater than 20 years	3.01%

1 The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

2 Portfolio market value weighted by current face.

3 Based on total investments and including unfunded commitments.

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